                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: June 8, 1998
                    Capita Equipment Receivables Trust 1997-1

     A New York                Commission File                I.R.S. Employer
    Corporation                 NO. 333-34793                 No. 13-7135550

                          c/o AT&T Capital Corporation
                     44 Whippany Road. Morristown, NJ 07962
                         Telephone Number (973) 397-3000

Item 5.  Other Events

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:      June 8, 1998         Payment Date:       June 15, 1998
Collection Period:       May 31, 1998


    I.   Information Regarding the Contracts

       1.  Contract Pool Principal Balance
           a.     Beginning of Collection Period                         $ 949,940,414.77
           b.     End of Collection Period                               $ 921,043,819.01
           c.     Reduction for Collection Period                        $  28,896,595.77
       2.  Delinquent Scheduled Payments
           a.     Beginning of Collection Period                         $  10,135,880.15
           b.     End of Collection Period                               $  10,453,346.95
       3.  Liquidated Contracts
           a.     Number of Liquidated Contracts                                      228
                  with respect to Collection Period
           b.     Required Payoff Amounts of Liquidated Contracts        $   3,131,490.54
           c.     Total Reserve for Liquidation Expenses                 $              -
           d.     Total Liquidation Proceeds Received                    $     177,031.90
           e.     Liquidation Proceeds Allocated to Owner Trust          $     170,974.97
           f.     Liquidation Proceeds Allocated to Depositor            $       6,056.93
           g.     Current Realized Losses                                $   2,960,515.57
       4.  Prepaid Contacts
           a.     Number of Prepaid Contracts with respect                            288
                  to Collection Period
           b.     Required Payoff Amounts of Prepaid Contracts           $   2,980,755.98
       5.  Purchased Contracts (by TCC)
           a.     Number of Contracts Purchased by TCC with                             0
                  respect to Collection Period
           b.     Required Payoff Amounts of Purchased Contracts         $              -



       6.  Delinquency Status of Contracts (End of Collection Period)


                               -----------------------------------------------------------------------------
                                                                                            % of Aggregate
                                Number of           % of            Aggregate Required      Required Payoff
                                Contracts         Contracts            Payoff Amounts           Amounts
                               -----------------------------------------------------------------------------
           a.     Current         66,234           93.21%              874,557,109.56           93.89%
           b.     31-60 days       2,666            3.75%               33,804,406.19            3.63%
           c.     61-90 days         974            1.37%               10,454,321.54            1.12%
           d.     91-120 days        510            0.72%                5,686,928.27            0.61%
           e.     120+ days          678            0.95%                6,994,400.40            0.75%
           f.     Total           71,062          100.00%              931,497,165.96          100.00%

       7.  Historical Delinquency Experience with Respect to Contracts

           ------------------------------------------------------------------------------------------------------------------------
                                        % of                     % of                    % of                   % of
                                     Aggregate                 Aggregate               Aggregate              Aggregate
                                  Required Payoff           Required Payoff         Required Payoff        Required Payoff
                                      Amounts                   Amounts                 Amounts                Amounts
               Collection
                  Periods       31-60 Days Past Due       61-90 Days Past Due    91-120 Days Past Due    120+ Days Past Due
           ------------------------------------------------------------------------------------------------------------------------

                  05/31/98            3.63%                     1.12%                   0.61%                   0.75%
                  04/30/98            3.46%                     1.03%                   0.63%                   0.69%
                  03/31/98            3.30%                     1.26%                   0.51%                   0.63%
                  02/28/98            6.09%                     1.42%                   0.59%                   0.52%
                  01/31/98            3.34%                     0.96%                   0.41%                   0.26%
                  12/31/97           3.17%                     0.86%                   0.36%                   0.01%
                  11/30/97            2.89%                     0.49%                   0.00%                   0.00%





       8.  Historical Loss Experience With Respect to Contracts

                                                  ----------------------------------------------------------------------------
                                                   Collection      3 Collection    6 Collection Periods   Cumulative Since
                                                     Period       Periods Ending          Ending            Cut-off Date
                                                     May-98           May-98              May-98
                                                  ----------------------------------------------------------------------------
           a.     Number of Liquidated Contracts       228               692                 958                  970
           b.     Number of Liquidated                0.301%           0.915%              1.266%               1.282%
                  Contracts as a Percentage
                  of Initial Contracts
           c.     Required Payoff Amounts of       3,131,490.54     7,580,461.87        9,942,961.16         9,987,058.49
                  Liquidated Contracts
           d.     Liquidation Proceeds Allocated     170,974.97       666,453.11          784,002.76           793,468.50
                  to Owner Trust
           e.     Aggregate Current Realized       2,960,515.57     6,914,008.76        9,158,958.40         9,193,589.99
                  Losses
           f.     Aggregate Current Realized          0.258%           0.603%              0.799%               0.802%
                  Losses as a Percentage of
                  Cut-off Date Contract Pool
                  Principal Balance

   II.  Information Regarding the Securities

       1.  Summary of Balance Information

       ---------------------------------------------------------------------------------------------------------------------------
                                        Principal Balance as of   Class Factor as of   Principal Balance as    Class Factor as of
         Class              Coupon           June 15, 1998           June 15, 1998        of May 15, 1998           May 15, 1998
                             Rate            Payment Date            Payment Date           Payment Date            Payment Date
       ---------------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes         5.790000%       $ 78,716,633.79             0.28887            $102,489,577.47             0.37612
b. Class A-2 Notes         6.030000%       $252,000,000.00             1.00000            $252,000,000.00             1.00000
c. Class A-3 Notes         6.120000%       $153,000,000.00             1.00000            $153,000,000.00             1.00000
d. Class A-4 Notes         6.190000%       $261,210,000.00             1.00000            $261,210,000.00             1.00000
e. Class A-5 Notes         5.781250%       $ 83,324,239.18             0.79356            $ 85,983,376.81             0.81889
f. Class B Notes           6.450000%       $ 68,820,000.00             1.00000            $ 68,820,000.00             1.00000
g. Class C Notes
   (Quarterly Paying)      6.480000%       $ 34,410,000.00             1.00000            $ 34,410,000.00             1.00000
h. Total                      N.A.         $931,480,872.97             0.81214            $957,912,954.28             0.83519


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $931,497,165.96 and the CCA Balance is $83,153,171.


       2.  Monthly Principal Amount
           a.     Principal Balance of Notes                                                            $   957,912,954.28
                  (End of Prior Collection Period)
           b.     Contract Pool Principal Balance (End of Collection Period)                            $   921,043,819.01
           c.     Monthly Principal Amount                                                              $    36,869,135.27
       3.  Gross Collections
           a.     Scheduled Payments Received                                                           $    29,060,590.37
           b.     Liquidation Proceeds Allocated to Owner Trust                                         $       170,974.97
           c.     Required Payoff Amounts of Prepaid Contracts                                          $     2,980,755.98
           d.     Required Payoff Amounts of Purchased Contracts                                        $                -
           e.     Proceeds of Clean-up Call                                                             $                -
           f.     Investment Earnings on Collection, Note Distribution and Class C Funding Accounts     $       114,006.95
           g.     Extension Fees Allocated to Owner Trust                                               $         3,830.10
           h.     Total Gross Collections (sum of (a) through (g))                                      $    32,330,158.37
       4.  Determination of Available Funds
           a.     Total Gross Collections                                                               $    32,330,158.37
           b.     Withdrawal from Cash Collateral Account                                               $                -
           c.     Total Available Funds                                                                 $    32,330,158.37
       5.  Class A-5 Swap
           a.     Payment Details
                  1- Class A-5 Assumed Fixed Rate                                                                6.250000%
                  2- Class A-5 Assumed Fixed Rate Day Count (30/360)                                             0.0833333
                  3- Class A-5 Interest Rate (Libor + .125%)                                                     5.781250%
                  4- Class A-5 Interest Rate Day Count (Actual/360)                                              0.0861111
                  5- Class A-5 Principal Amount                                                         $    85,983,376.81
           b.     Net Payment Calculation
                  1- Class A-5 Assumed Fixed Payment                                                    $       447,830.09
                  2- Class A-5  Interest Payment                                                        $       428,050.93
                  3- Net Class A-5 Swap Payment From/(To) the Trust                                     $        19,779.16

6.  Application of Available Funds

---------------------------------------------------------------------------------------------------
                    Item                                Amount        Remaining Available Funds
---------------------------------------------------------------------------------------------------
a.     Total Available Funds                                              32,330,158.37
b.     Servicing Fee                                    989,521.27        31,340,637.10
c.     Interest on Notes:
       i)         Class A-1 Notes                       510,995.95        30,829,641.15
       ii)        Class A-2 Notes                     1,266,300.00        29,563,341.15
       iii)       Class A-3 Notes                       780,300.00        28,783,041.15
       iv)        Class A-4 Notes                     1,347,408.25        27,435,632.90
       v)         Class A-5 Swap Net Settlement          19,779.16        27,415,853.74
       vi)        Class A-5 Notes                       428,050.93        26,987,802.81
       vii)       Class B Notes                         369,907.50        26,617,895.31
       viii)      Class C Funding Account               185,814.00        26,432,081.31
d.     Principal on Notes:
       i)         Class A-1 Notes                    23,772,943.68         2,659,137.63
       ii)        Class A-2 Notes                             -            2,659,137.63
       iii)       Class A-3 Notes                             -            2,659,137.63
       iv)        Class A-4 Notes                             -            2,659,137.63
       v)         Class A-5 Notes                     2,659,137.63                 0.00
       vi)        Class B Notes                               -                    0.00
       vii)       Class C Funding Account                     -                    0.00
e.     Deposit to Cash                                        -                    0.00
       Collateral Account
f.     Amount to be applied in                                -                    0.00
       accordance with CCA
       Loan Agreement
g.     Balance, if any, to Equity Certificates                0.00                             -


       7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account


                  Collection Period                                    May-98
                  Beginning Balance                                     0.00
                  Principal Deposited                                   0.00
                  Interest Deposited                                 185,814.00
                  ------------------                                 ----------
                  Total Amount Available for Distribution            185,814.00
                  Amount Distributed                                    0.00
                  ------------------                                    ----
                  Ending Balance                                     185,814.00

       8.  Quarterly Application of Available funds in the Class C Funding
Account

           ----------------------------------------------------------------------------------
                 Item                                Amount     Remaining Available Funds
           ----------------------------------------------------------------------------------
           a.     Total Available Funds                               185,814.00
           b.     Interest to Class C Note Holders      0             185,814.00
           c.     Principal to Class C Note Holders     0             185,814.00

  III. Information Regarding the Cash Collateral Account

       1.  Balance Reconciliation

           ----------------------------------------------------------------------------------------------------------------
                                                                                          June 15, 1998
                                          Item                                            Payment Date
           ----------------------------------------------------------------------------------------------------------------
           a.     Available Cash Collateral Amount (Beginning)                            83,153,171
           b.     Deposits to Cash Collateral Account (II.5(f))                                       0
           c.     Withdrawals from Cash Collateral Account                                            0
           d.     Releases of Cash Collateral Account Surplus                                         0
                  (Excess, if any of (a) plus (b) minus (c) over (f))
           e.     Available Cash Collateral Amount (End)                                  83,153,171.00
                  (Sum of (a) plus (b) minus (c) minus (d))
           f.     Requisite Cash Collateral Amount                                        83,153,171.00
           g.     Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))              0.00
       2.         Calculation of Requisite Cash Collateral Amount
           a.     For Payment Dates from, and including, the
                  December  1997 Payment Date  to,
                  and including, the December 1998 Payment Date
                  1) Initial Cash Collateral Amount                                       83,153,171.00
           b.     For Payment Dates from, and including, the
                  November 1998 Payment Date until
                   the Final Payment Date, the sum of
                  1) 8.5% of the Contract Pool Principal Balance                                   0.00
                  2) The Aggregate Principal Balance of the Notes                                  0.00
                  and the Equity Certificate Balance less the
                  Contract Pool Principal Balance
                  3) Total ((1) plus (2))                                                          0.00
           c.     Floor equal to the lesser of
                  1) 2% of Cut-Off Date Contract Pool Principal                           22,938,806
                  Balance ($22,938,806); and
                  2) the Aggregate Principal Balance of the Notes                        931,480,872.97
           d.     Requisite Cash Collateral Amount                                        83,153,171.00

       3.         Calculation of Cash Collateral Account Withdrawals

           a.     Interest Shortfalls                                      0.00
           b.     Principal Deficiency Amount                              0.00
           c.     Principal Payable at Stated Maturity Date of             0.00
                  Class of Notes or Equity Certificates
           d.     Total Cash Collateral Account Withdrawals                0.00


IV.   Information Regarding Distributions on Securities

-------------------------------------------------------------------------------------------------------------
          Distribution             Class A-1           Class A-2            Class A-3         Class A-4
             Amounts                 Notes               Notes                Notes             Notes
-------------------------------------------------------------------------------------------------------------
1. Interest Due                $     510,995.95      $ 1,266,300.00      $ 780,300.00       $ 1,347,408.25
2. Interest Paid               $     510,995.95      $ 1,266,300.00      $ 780,300.00       $ 1,347,408.25
3. Interest Shortfall          $           -         $         -         $       -          $         -
   ((1) minus (2))
4. Principal Due               $  23,772,943.68      $         -         $       -          $         -
5. Principal Paid              $  23,772,943.68      $         -         $       -          $         -
6. Total Distribution Amount   $  24,283,939.63      $ 1,266,300.00      $ 780,300.00       $ 1,347,408.25
   ((2) plus (4))


-------------------------------------------------------------------------------------------------------------
        Distribution                Class A-5           Class B              Class C
          Amounts                     Notes              Notes                Notes             Totals
-------------------------------------------------------------------------------------------------------------
1. Interest Due                 $   428,050.93        $ 369,907.50       $       -          $  4,702,962.63
2. Interest Paid                $   428,050.93        $ 369,907.50       $       -          $  4,702,962.63
3. Interest Shortfall           $         -           $       -          $       -          $         -
   ((1) minus (2))4.
4. Principal Due                $ 2,659,137.63        $       -          $       -          $ 26,432,081.31
5. Principal Paid               $ 2,659,137.63        $       -          $       -          $ 26,432,081.31
6. Total Distribution Amount    $ 3,087,188.56        $ 369,907.50       $       -          $ 31,135,043.94
   ((2) plus (4))


V.     Information Regarding Other Pool Characteristics

    ------------------------------------------------------------------------------------------
                                                     As of End of           As of End of
                     Item                                 May-98              April-98
                                                  Collection Period       Collection Period
    ------------------------------------------------------------------------------------------
1.  Original Contract Characteristics
    a.     Original Number of Contracts                 75,651                  N.A.
    b.     Cut-Off Date Contract Pool               $1,146,940,285              N.A.
           Principal Balance
    c.     Original Weighted Average                     46.6                   N.A.
           Remaining Term (in months)
    d.     Weighted Average Original Term                53.7                   N.A.
           (in months)
2.  Current Contract Characteristics
    a.     Number of Contracts                          71,062                 71,780
    b.     Average Contract Principal Balance         $12,961.13             $13,234.05
    c.     Weighted Average Remaining Term               41.2                   42.0

   VI.Capita Equipment Receivables Trust 1997-1 Prepayment Schedule



           ---------------------------------------------------------------------
                                                                 Since Issue
             Period                                                  CPR
           ---------------------------------------------------------------------

                0                     December-97                  -0.436%
                1                      January-98                   5.709%
                2                     February-98                   6.693%
                3                       March-98                    6.904%
                4                       April-98                    7.280%
                5                        May-98                     7.462%
                6                       June-98                     6.903%




  VII. Purchased, Liquidated and Paid Contracts


       A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on June 15, 1998.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                                     AT&T Capital Corporation

                                     Glenn A. Votek
                                     ---------------
                                     Glenn A Votek
                                     Executive Vice President and Treasurer